NVEST STAR ADVISERS FUND

      Supplement dated September 25, 2000 to Nvest Star Funds Prospectuses
              Classes A, B and C and Class Y each dated May 1, 2000

NVEST STAR ADVISERS FUND

Effective September 30, 2000, Michael Dugas is an Assistant Portfolio Manager of the segment of the Fund managed by Janus. Warren Lammert remains Portfolio
Manager of this segment. Mr. Dugas joined Janus in 1993. He is also Assistant Portfolio Manager of Janus Mercury Fund. Prior to joining Janus, he was a senior auditor at PricewaterhouseCoopers, and controller of the U.S. branch of a European manufacturing firm. Mr. Dugas holds an M.B.A. from the University of Texas, a B.A. from Louisiana State University and has 7 years of investment experience.


                                                                      SP100-0900